SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement                  [ ]   Confidential for Use of
                                                         the Commission Only (as
                                                         (permitted by Rule
                                                         14a-6(e)(2))
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Kerr-McGee Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
               (Name of Person(s) Filing Proxy Statement, if other
                              than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

      1) Title of each class of securities to which transaction applies: Common stock
      2) Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4) Proposed maximum aggregate value of transaction:
      5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
      2)   Form, Schedule or Registration Statement No.:
      3)   Filing Party:
      4)   Date Filed:





[KERR-MCGEE LOGO]            KERR-MCGEE CORPORATION
                                KERR-MCGEE CENTER
                                 P. O. BOX 25861
                          OKLAHOMA CITY, OKLAHOMA 73125


                            NOTICE OF ANNUAL MEETING


     TIME                        9:00 a.m. on Tuesday, May 11, 1999

     PLACE Robert S. Kerr Auditorium, Kerr-McGee Center, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma

     ITEMS OF BUSINESS           1. Elect 4 Directors each with a  term expiring
                                    in 2002
                                 2. Ratify the  appointment  of Arthur  Andersen
                                    LLP as the  Company's   independent   public
                                    accountant
                                 3. Transact such other business as may properly
                                    come before the meeting

     RECORD DATE                 March 15, 1999

     ANNUAL REPORT               The 1998 Annual Report,  which is not a part of
                                 the  proxy  solicitation   material,  has  been
                                 mailed along with this Notice and  accompanying
                                 Proxy Statement.

     PROXY VOTING                It is important that your shares be represented
                                 and voted at the Annual Meeting.   Stockholders
                                 of record may appoint proxies and vote their shares in one of three ways:

                                    - Signing,  dating and mailing the  enclosed
                                      Proxy  Card  in  the  envelope  provided;
                                    - Calling   the  toll-free  number  on   the
                                      enclosed Proxy Card; or
                                    - Via Internet pursuant  to the instructions
                                      on the Proxy Card.

                                 Stockholders whose shares are held by a bank, broker or other financial intermediary may appoint proxies and vote as provided by the intermediary.

                                 Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.

                                 By Order of the Board of Directors



     March 19, 1999              Russell G. Horner, Jr.
                                 Secretary

                             KERR-MCGEE CORPORATION
                                KERR-MCGEE CENTER
                                 P. O. BOX 25861
                          OKLAHOMA CITY, OKLAHOMA 73125

                             PROXY STATEMENT FOR THE
                       1999 ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 19, 1999

     The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Kerr-McGee Corporation (the "Company"). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or before March 19, 1999.

     Stockholders of record may appoint proxies and vote their shares in one of three ways:
1. Signing dating and mailing the enclosed Proxy Card in the envelope provided
2.   Calling the toll-free number on the enclosed Proxy Card or
3.   Via internet pursuant to the instructions on the Proxy Card.

Proxies will be voted as directed, unless revoked before the annual meeting on May 11, 1999 by the stockholder. Any Stockholder who attends the Annual Meeting and elects to vote in person may revoke the proxy previously submitted at the meeting. Otherwise a Stockholder must advise the Corporate Secretary in writing of the revocation of the proxy. Unless directed otherwise, returned proxies will be voted for the election of the nominees for director listed below and on other matters as recommended by the Board of Directors.

     Under Section 216 of the Delaware General Corporation Law and the Kerr-McGee Corporation ByLaws (the "ByLaws"), a majority of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Abstentions will have the effect of votes against a proposal and broker nonvotes have no effect on the vote.

                                VOTING SECURITIES

     The Company's only class of voting securities is its common stock having a par value of $1.00 per share (the "Common Stock"), of which there were 83,614,002 shares outstanding as of the close of business on March 15, 1999, the record date for stockholders entitled to receive notice of and to vote at this meeting. Each share is entitled to one vote. The number of shares outstanding does not include shares held in treasury, which will not be voted.


                                   Item No. 1
                                   ----------


                              ELECTION OF DIRECTORS

     The Board of Directors has currently fixed the number of Directors at 14. Eight were elected at the 1998 Annual Stockholders' Meeting. Paul M. Anderson resigned from the Board effective November 30, 1998. Matthew R. Simmons was elected a Director effective January 1, 1999. Dr. Earle and Messrs. Bradford, Genever-Watling, Keiser and White-Thomson were elected to the Board immediately following the merger with Oryx Energy Company.

     The Restated Certificate of Incorporation and ByLaws provide that Directors shall be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible.

     In accordance with the recommendation of its Nominating Committee, the Board of Directors has nominated Tom J. McDaniel, John J. Murphy, Matthew R.
Simmons and Ian L. White-Thomson for election as Class I Directors for a term expiring at the 2002 Annual Meeting and in each case until their respective successors are elected and qualified. All of the nominees are currently Directors of the Corporation whose terms expire at the 1999 Annual Meeting.

     All nominees have consented to serve, and the Company has no reason to believe any nominee will be unavailable. Should any nominee become unavailable for any reason, the proxies will be voted for a substitute nominee to be named by the Board unless the number of Directors constituting a full board is reduced.

     The following information is furnished for each person who is nominated for election as a Director or who is continuing as an incumbent Director:

     - name; age, whether such person is a nomineefor election or an incumbent Director whose term does not expire at the 1999 Annual Meeting;

     - how long the individual has served as a Director of the Company;

     - the year in which the term is to expire;

     - principal occupation and employment during the past five years; and

     - the board of directors of other publicly-owned companies on which the Director serves:


           NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS -- CLASS I
                            (FOR A TERM ENDING 2002)

[TOM J. MCDANIEL       TOM J. MCDANIEL, 60 -- First  became  a Director in 1997.
PHOTO]                 Vice  Chairman  of  the  Company since  February 1, 1997;
                       Senior  Vice  President and Corporate Secretary from 1989
                       through January 1997.  Director, Devon Energy Corporation
                       and UMB Oklahoma Bank.

[JOHN J. MURPHY        JOHN J. MURPHY, 67 -- First  became  a  Director in 1990.
PHOTO]                 Managing  Director, SMG Management  L.L.C., an investment
                       firm,  since  January 1997;  Chairman  of  the  Board  of
                       Dresser  Industries,  Inc.,  hydrocarbon  energy products
                       and  services,  from  1983  through  November 1996; Chief
                       Executive Officer of Dresser Industries,  Inc., from 1983
                       to  1995.  Director, Carbo  Ceramics, Inc.; PepsiCo Inc.,
                       W. R. Grace & Co. and Shaw Industries Ltd.

[MATTHEW R. SIMMONS    MATTHEW R. SIMMONS, 55 -- First  became  a  Director   in
PHOTO]                 1999.  President of Simmons &  Company  International,  a
                       specialized  investment  banking  firm  that  serves  the
                       worldwide energy  service  industry,  since  founding the
                       company in 1974.

[IAN L. WHITE-THOMSON  IAN L. WHITE-THOMSON, 62 -- First  became  a  Director in
PHOTO] 1999. Chairman of U. S. Borax, Inc., a provider of borax and borate products, since 1996; President and Chief
                       Executive  Officer  from  1996  to  1999. Chief Executive
                       Officer, Rio  Tinto Borax Ltd. since 1995. Director, KCET
                       Community Television of Southern California, LA Opera and
                       3D Systems Corp.

   Continuing Directors -- Class II (Term Expires at the 2000 Annual Meeting)

[SYLVIA A. EARLE       SYLVIA A. EARLE, 63 -- First  became  a Director in 1999.
PHOTO]                 Chair, Deep Ocean Exploration and Research, Inc.,   since
                       1992   and   Explorer-in-Residence   for   the   National
                       Geographic  Society  since  1998; Chair of the Sea Change
                       Trust, a non-profit scientific research organization from
                       1993 to 1995;  Advisor to the  Administrator from 1992 to
                       1993  and  Chief  Scientist  from  1990  to 1992  of  the
                       National Oceanic and Atmosphere Administration.

[MARTIN C. JISCHKE     MARTIN C. JISCHKE, 57 -- First became a Director in 1993.
PHOTO]                 President of Iowa State University since 1991.  Director,
                       Bankers Trust Corporation.

[ROBERT L. KEISER      ROBERT L. KEISER, 56 -- First  became a Director in 1999.
PHOTO]                 Chairman of the Board of the Company  since  February 27,
                       1999.  Chairman of the Board and Chief Executive  Officer
                       of Oryx Energy Company from 1994 to February 26, 1999.

[LEROY C. RICHIE       LEROY C. RICHIE, 57 -- First  became  a Director in 1998.
PHOTO]                 President, Intrepid World Communications  since September
                       1998; Vice  President and  General Counsel for Automotive
                       Legal   Affairs,  Chrysler   Corporation,   1990  through
                       December 1997.

[RICHARD M. ROMPALA    RICHARD  M. ROMPALA, 52 -- First  became  a  Director  in
PHOTO]                 1996.  Chairman  of   the   Board,  President  and  Chief
                       Executive   Officer   of   The   Valspar  Corporation,  a
                       manufacturer of  paints   and   related  coatings,  since
                       February 1998; President and Chief  Executive  Officer of
                       The Valspar Corporation from  1995  through January 1998;
                       President of The Valspar  Corporation in 1994; Group Vice
                       President of PPG Industries from  1987 to 1994; Director,
                       Olin Corporation.

   Continuing Directors -- Class III (Term Expires at the 2001 Annual Meeting)

[WILLIAM E. BRADFORD   WILLIAM E. BRADFORD, 64 -- First  became  a  Director  in
PHOTO]                 1999.  Chairman,   Halliburton  Company,  a  provider  of
                       energy and energy  services from 1998; Chairman and Chief
                       Executive Officer of Dresser Industries, Inc., now merged
                       with Halliburton Company, from  1996 to  1998;  President
                       and Chief Operating  Officer  of Dresser Industries, Inc.
                       from 1992 to 1995.  Director,  Ultramar/Diamond Shamrock,
                       Inc.

[LUKE R. CORBETT       LUKE R. CORBETT, 52 -- First  became  a Director in 1995.
PHOTO]                 Chief Executive Officer since February 27, 1999; Chairman
                       of the Board and Chief Executive  Officer of the  Company
                       from  February 1997 to February  26,  1999; President and
                       Chief  Operating  Officer  from  May 1995 through January
                       1997;  Group  Vice  President from 1992 through May 1995.
                       Director,  Devon Energy Corporation, OGE Energy Corp. and
                       BOK Financial Corp.

[DAVID C. GENEVER-     DAVID C. GENEVER-WATLING,  53 -- First became a  Director
WATLING PHOTO]         in 1999.  Managing  Director,  SMG  Management L.L.C., an
                       investment   firm,   since  1997;   President  and  Chief
                       Executive  Officer from 1992 to 1995 of General  Electric
                       Industrial and Power Systems.

[WILLIAM C. MORRIS     WILLIAM C. MORRIS, 60 -- First became a Director in 1977.
PHOTO]                 Chairman  of  the  Board  of  J. &  W.  Seligman  &  Co.,
                       Incorporated;  Chairman  of  the Board of Tri-Continental
                       Corporation  and  Chairman of the Boards of the companies
                       in the  Seligman  family  of  investment  companies,  all
                       since   December   1988. Chairman  of  the Board of Carbo
                       Ceramics, Inc., since 1987.

[FARAH M. WALTERS      FARAH M. WALTERS, 54 -- First  became a Director in 1993.
PHOTO]                 President  and  Chief  Executive  Officer  of  University
                       Hospitals  Health  System,  Cleveland,  Ohio  since 1992.
                       Director, LTV Corporation and Geon Company.

     None of the above nominees is related to any executive officer of the Company, its subsidiaries, limited liability companies or affiliates.

     For additional information relating to directors and executive officers, see "Security Ownership" and "Executive Compensation and Other Compensation".

BOARD OF DIRECTORS MEETINGS, COMPENSATION AND COMMITTEES

     During 1998 the Board held ten meetings. Each director attended 75% or more of the aggregate number of meetings of the Board and the committees of the Board on which each such director served.

     Directors discharge their responsibilities not only by attending Board and committee meetings but also through communication with the Chairman and other members of management relative to matters of mutual interest and concern to the Company. Board members who are not employees of the Company are paid an annual fee of $30,000 and an additional fee of $1,000 for each Board meeting and committee meeting attended. Directors are reimbursed for travel expenses and lodging.

     Pursuant to a Plan of Deferred Compensation, any director who is not an employee of the Company may elect to defer compensation as a director until such person ceases to be a director, after which the deferred compensation, together with interest, will be paid in ten equal annual installments.

     Under the Stock Deferred Compensation Plan for NonEmployee Directors, a nonemployee director may elect to defer compensation as a director through the purchase of Common Stock on a year-by-year basis by notifying the Company on or before December 31 of the preceding year. The stock acquired in this nonqualified plan may not be distributed to the nonemployee director until 185 days after the participant ceases being a director.

     The Board has established and currently maintains an Audit Committee, an Executive Compensation Committee, a Finance Committee and a Nominating Committee as standing committees.

     The Audit Committee meets periodically with the Company's independent public accountant to review plans for the audit and the audit results and recommends selection of the independent public accountant. The Audit Committee also meets with the Director of Internal Auditing to review the scope and results of the Company's internal auditing activities and assessment of the system of internal controls. The Audit Committee consists of three independent nonemployee directors: Farah M. Walters (Chair), Leroy C.
Richie and Richard M. Rompala.  The Committee met twice during 1998.

     The Executive Compensation Committee reviews the salaries and incentive pay awards as recommended by the Chief Executive Officer for all officers of the Company and recommends to the full Board such changes as it may deem appropriate. The Committee also administers the Annual Incentive Compensation Plan, the Long Term Incentive Program, the Executive Deferred Compensation Plan and the Supplemental Executive Retirement Plan. The Executive Compensation
Committee recommends but does not fix the cash compensation of the Chief Executive Officer. The cash compensation of the Chief Executive Officer is determined by all of the independent nonemployee directors. The Executive Compensation Committee consists of two independent nonemployee directors: John
J.  Murphy  (Chair)  and  Martin C.  Jischke.  Paul M.  Anderson  served on this
Committee and attended its meetings until his resignation from the Board effective November 30, 1998. The Committee met twice in 1998.

     The Finance Committee reviews the annual budget, other budget and financial matters as may be requested and strategy as may be required. The Finance Committee consists of three independent nonemployee directors: William C. Morris (Chair), John J. Murphy and Richard M. Rompala. Paul M. Anderson served on this Committee and attended its meetings until his resignations from the Board effective November 30, 1998. The Committee met one time in 1998.

     The Nominating Committee recommends nominees to the Board of Directors. The Nominating Committee will consider recommendations for the position of director submitted by stockholders in writing to the Corporate Secretary, Kerr McGee
Corporation, P.O. Box 25861, Oklahoma City, Oklahoma 73125 pursuant to timely notice in writing in strict accordance with the Company's ByLaws. A stockholder desiring to make a nomination should contact the Corporate Secretary to obtain a copy of the ByLaws. See also Stockholder Proposals on page 20. The Nominating Committee consists of four independent nonemployee directors: Martin C. Jischke (Chair), William C. Morris, Leroy C. Richie and Farah M. Walters. Luke R. Corbett serves as an ex-officio member. The Committee met one time in 1998.


   SECURITY OWNERSHIP

        The following table sets forth the number of shares of Common Stock beneficially owned as of March 1, 1999 by each director and nominee, each of the executive officers named in the Summary Compensation Table and all directors and officers as a group, and the percentage represented by such shares of the total Common Stock outstanding on that date:

   NUMBER OF SHARES                              PERCENT OF
   NAME OR GROUP                                 BENEFICIALLY OWNED      CLASS
   ---------------------------------------------------------------------------


   William E. Bradford ........................      10,000                *
   Luke R. Corbett ............................     223,269 (2)
   Sylvia A. Earle ............................       4,500
   David C. Genever-Watling ...................       8,994
   Martin C. Jischke ..........................       4,192 (1)
   Robert L. Keiser ...........................     279,816 (2)
   Tom J. McDaniel ............................      70,092 (2)
   William C. Morris ..........................      11,200
   John J. Murphy .............................       1,680 (1)
   Leroy C. Richie ............................       1,788 (1)
   Richard M. Rompala .........................       2,027 (1)
   Matthew R. Simmons .........................          27 (1)
   Farah M. Walters ...........................       4,048 (1)
   Ian L. White-Thomson .......................       7,267
   Kenneth W. Crouch ..........................      22,380 (2)
   Russell G. Horner, Jr. .....................      37,328 (2)
   John C. Linehan ............................     116,412 (2)
   All directors and executive
     officers as a group, including
       those named above (3)...................     962,827 (2)         1.15%

   * The percentage of shares beneficially owned by any single director, nominee or executive officer does not exceed 1%.

   (1) Includes shares held by the Stock Deferred Compensation Plan for NonEmployee Directors.

   (2) Includes shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of March 1, 1999: 189,333 shares for Mr. Corbett; 279,816 shares for Mr. Keiser; 52,533 shares for Mr. McDaniel; 95,866 shares for Mr. Linehan; 15,833 shares for Mr. Crouch; 27,666 shares for Mr. Horner; and 733,235 shares for all directors and executive officers as a group.

   (3) In 1998, stock ownership guidelines were established for the Company's officers.


                                   Item No. 2
                                   ----------

                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANT

     Arthur Andersen LLP, an independent public accounting firm, has been selected as the Company's independent public accountant for 1999 in accordance with the recommendation of the Audit Committee. This firm served in the same capacity for the year ended December 31, 1998. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     The stockholders will be asked to ratify the appointment of Arthur Andersen LLP as independent public accountant for 1999. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

     If the appointment of Arthur Andersen LLP is not ratified by the stockholders, if Arthur Andersen LLP ceases to act as the Company's independent public accountant or if the Board of Directors removes Arthur Andersen LLP as the Company's independent public accountant, the Board will appoint another independent public accounting firm. The engagement of a new independent public accounting firm for periods following the 2000 Annual Meeting will be subject to ratification by the stockholders at that meeting.


                           EXECUTIVE COMPENSATION AND
                                OTHER INFORMATION

   SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

        The following table includes individual compensation information on the Chief Executive Officer and the four other most highly paid executive officers for services rendered in all capacities for the fiscal years ended December 31, 1998, 1997 and 1996.


                           SUMMARY COMPENSATION TABLE
                                                                                            LONG TERM COMPENSATION AWARDS
-------------------------------------------------------------------------------------------------------------------------
                                                                                            NO. OF
                                                                                            SECURITIES
                                                             ANNUAL COMPENSATION            UNDERLYING   ALL OTHER
-------------------------------------------------------------------------------------------------------------------------
   NAME AND PRINCIPAL POSITION           YEAR              SALARY         BONUS             OPTIONS (1)  COMPENSATION (2)
-------------------------------------------------------------------------------------------------------------------------


   Luke R. Corbett,                      1998              $653,077       $215,000           60,000      $39,185
   Chairman of the                       1997               582,212        400,000           50,000       34,933
   Board and Chief                       1996               413,847        475,000           22,000       26,023
   Executive Officer

   Tom J. McDaniel,                      1998               308,269         70,000           15,000       18,496
   Vice Chairman of                      1997               293,077        150,000           16,000       17,585
   the Board                             1996               269,231        245,000           11,000       17,346

   John C. Linehan,                      1998               308,269         70,000           15,000       18,496
   Executive Vice                        1997               295,000        150,000           16,000       17,700
   President and Chief                   1996               294,231        265,000           18,000       18,846
   Financial Officer

   Russell G. Horner, Jr.,               1998               268,269         60,000           10,000       16,096
   Senior Vice President,                1997               252,693        130,000            8,000       15,162
   General Counsel and                   1996               224,231        205,000           13,000       13,454
   Corporate Secretary

   Kenneth W. Crouch,                    1998               238,846         50,000           10,000       14,331
   Senior Vice President                 1997               230,000        115,000            9,000       13,800
   Exploration & Production              1996               215,113        155,000            3,000       12,907

(1) The Company has never granted free-standing Stock Appreciation Rights ("SARs") and has not granted tandem SARs since January 1991.

(2) Consists entirely of 401(k) Company contributions pursuant to the Employee Stock Ownership Plan and amounts contributed under the nonqualified benefits restoration plan. Company contributions pursuant to the Employee Stock Ownership Plan for 1998 were $9,600 each to Messrs. Corbett, McDaniel, Linehan, Horner and Crouch. Amounts contributed under the nonqualified benefits restoration plan for 1998 on behalf of Messrs. Corbett, McDaniel, Linehan, Horner and Crouch were: $29,585, $8,896, $8,896, $6,496 and $4,731, respectively. The amounts contributed by the Company to the Kerr-McGee Corporation Benefits Restoration Plan on behalf of such persons are identical to the amounts that would have been contributed pursuant to the Employee Stock Ownership Plan except for the limitations under the Internal Revenue Code of 1986, as amended ("Code").


   STOCK OPTIONS

        The following table contains information concerning stock options granted during the fiscal year ended December 31, 1998 to the named executives:


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                    PERCENT
                                    NO. OF          OF TOTAL
                                    SECURITIES      OPTIONS            PER                                    GRANT
                                    UNDERLYING      GRANTED TO         SHARE                                  DATE
                                    OPTIONS         EMPLOYEES IN       EXERCISE                               PRESEMT
   NAME                             GRANTED (1)     FISCAL YEAR 1998   PRICE          EXPIRATION DATE         VALUE(2)
   -------------------------------------------------------------------------------------------------------------------

   Luke R. Corbett                   60,000           7.64%           $59.6563        January 13, 2008       $674,400
   Tom J. McDaniel                   15,000           1.91%            59.6563        January 13, 2008        168,600
   John C. Linehan                   15,000           1.91%            59.6563        January 13, 2008        168,600
   Russell G. Horner, Jr.            10,000           1.27%            59.6563        January 13, 2008        112,400
   Kenneth W. Crouch                 10,000           1.27%            59.6563        January 13, 2008        112,400


(1) All stock options granted in 1998 were nonqualified stock options. The exercise price per option is 100% of the fair market value of a share of Common Stock on the date of grant. No option expires more than ten years from the date of grant. At or after the grant of an option, the Executive Compensation Committee ("Committee") may, in its discretion, grant a participant a SAR. A SAR is only exercisable during the term of the associated option. No SARs were granted in 1998, nor have any been granted since 1991. Options may also provide that, upon a change in control all options and any accompanying SARs held for more than six months shall become immediately exercisable in full. A change in control shall be deemed to have occurred if any person acquires 25% or more of the outstanding Common Stock, the stockholders approve a merger or consolidation of the Company with any other corporation, the stockholders approve a complete liquidation or disposition of all of the Company's assets, or a change in the majority of the Board of Directors, as described in the Plan, occurs within a period of 24 months. The recent merger between the Company and Oryx Energy Company did not constitute a change of control under this Plan.

(2) The present value was computed in accordance with the Black-Scholes option pricing model, with assumptions consistent with the Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," as permitted by the rules of the Securities and Exchange Commission. Based on Black-Scholes, the value on January 13, 1998, was $11.24 per option. The Company believes, however, that it is not possible to accurately determine the value of options at the time of grant using any option pricing model, including Black-Scholes, since any valuation depends on numerous assumptions. The model assumes: (a) an expected option term of
      5.8 years, (b) interest rate of 5.36% which represents the U. S. Treasury Strip Rate at the date of grant with maturity corresponding to the expected option term, (c) volatility of 17.243% calculated using monthly stock prices for the 5.8 years prior to the date of the grant, and (d) dividends at an average annual dividend yield of 2.99% for the ten years prior to December 31, 1998.


   OPTION/SAR EXERCISES AND HOLDINGS

        The following table sets forth information for the named executives with respect to options/SARs exercised during 1998 and the value of unexercised options/SARs held as of December 31, 1998.


                       AGGREGATED OPTION/SAR EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                                OPTIONS/SARS AT               OPTIONS/SARS
                               SHARES                           DECEMBER 31, 1998             AT DECEMBER 31, 1998(1)
                               ACQUIRED ON    VALUE             --------------------------------------------------------
   NAME                        EXERCISE (#)   REALIZED ($)      EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------

   Luke R. Corbett              1,024         $111,563           145,332      100,668         $3,750             --
   Tom J. McDaniel                 --               --            38,533       29,334             --             --
   John C. Linehan                 --               --            84,533       31,667          6,875             --
   Russell G. Horner, Jr.       5,201          106,052            17,332       19,668             --             --
   Kenneth W. Crouch            3,000           43,125             9,500       17,000             --             --

------------------------------------------------------------------------------------------------------------------------

(1) Options/SARs are "in-the-money" if the fair market value of the Common Stock exceeds the exercise price. At December 31, 1998, the closing price of the Common Stock on the New York Stock Exchange was $38.25.


   RETIREMENT PLANS

        The Company maintains retirement plans for all employees, including officers. The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age under the Company's qualified defined benefit plan, as well as the nonqualified benefits restoration plan that provides benefits that would otherwise be denied participants by reason of certain Code limitations on qualified plan benefits, based on remuneration that is covered under the plans and years of service with the Company and its subsidiaries:


                              RETIREMENT PLAN TABLE

   AVERAGE ANNUAL     15 YEARS        20 YEARS         25 YEARS         30 YEARS        35 YEARS
   COMPENSATION       SERVICE         SERVICE          SERVICE          SERVICE         SERVICE
   ---------------------------------------------------------------------------------------------

    $  400,000       $   93,521       $124,694          $155,868         $187,041       $218,215
       600,000          141,521        188,694           235,868          283,041        330,215
       800,000          189,521        252,694           315,868          379,041        442,215
     1,000,000          237,521        316,694           395,868          475,041        554,215
     1,200,000          285,521        380,694           475,868          571,041        666,215

     Covered compensation under the retirement plans consists of salary and bonus as reflected in the Summary Compensation Table plus pretax Section 125 and 401(k) benefit contributions as reflected under All Other Compensation in the Summary Compensation Table, based on the highest 36 consecutive months over the previous 120 months prior to retirement. Amounts shown have been computed on a straight life annuity basis. Benefits payable under the qualified defined benefit plan are not subject to offset by social security benefits. As of December 31, 1998, Mr. Corbett had 13 years of credited service; Mr. McDaniel, 14; Mr. Linehan, 13; Mr. Horner, 29; and Mr. Crouch, 24.

     Pursuant to the Company's Supplemental Executive Retirement Plan ("SERP"), adopted effective January 1, 1991, as subsequently revised, certain key senior executives are eligible to receive supplemental retirement benefits. The SERP is a defined benefit plan and is administered by the Committee. Management recommends to the Committee employees for participation in the SERP, and the Committee then selects the participants. Eligible employees may receive benefits under the SERP upon retirement on or after age 52, subject to reduction in benefits prior to age 60. Benefits under the SERP equal a specified percentage of an eligible employee's final average monthly compensation at retirement in the form of a monthly income for life payable as an actuarially equivalent tax-equalized lump sum. Generally, the SERP benefit at retirement is calculated by determining (i) the eligible employee's final average monthly compensation multiplied by a percentage based on years of Company service minus (ii) the sum of the anticipated monthly amounts payable to the eligible employee as a primary social security benefit and monthly amounts payable under the Company's qualified and nonqualified defined benefit plans. The SERP provisions establish a minimum benefit for employees who were participants before May 3, 1994, regardless of the years of Company service.

     The percentage of final average monthly compensation used to determine the SERP benefit ranges from 40% to 70%, with benefits depending on when the executive became a participant in the SERP, the age at which the employee retires and the reason for the retirement. As of March 1, 1999, the estimated lump sum SERP benefit payable upon retirement to the executive officers named in the Summary Compensation Table, page 10, assuming (i) retirement at age 60 (age 61 for Mr. McDaniel) and (ii) salaries are maintained at their current level, is: Mr. Corbett, $4,171,428; Mr. McDaniel, $2,934,573; Mr. Linehan, $2,804,763;
Mr. Horner, $1,201,814; and Mr.
Crouch, $852,807.


EMPLOYMENT AND CONSULTING AGREEMENTS

     The only employment agreement in force with any of the executive officers is with Robert L. Keiser. Pursuant to an employment letter agreement dated October 14, 1998, Mr. Keiser was employed by Kerr-McGee following the merger with Oryx Energy Company as Chairman of the Board with responsibilities to be defined during the transition period. He is paid approximately $48,000 per month and is entitled to participate in all benefit plans that were maintained for the benefit of Oryx employees in which he was entitled to participate as of October 14, 1998. Mr. Keiser's employment will continue until March 1, 2000, unless he or Kerr-McGee decides that his employment should be terminated earlier. Upon the termination of his employment, Mr. Keiser will resign his positions as an executive officer and a director of Kerr-McGee.

     Mr. Keiser was a participant in the Oryx Energy Company Amended and Restated Special Executive Severance Plan ("Oryx Executive Severance Plan"). Upon the ultimate termination of his employment, Kerr-McGee has agreed to pay Mr. Keiser his benefits under the Oryx Executive Severance Plan.

     Under the Oryx Executive Severance Plan, Mr. Keiser is entitled to a lump sum payment of an amount equal to his final annual compensation multiplied by three years. Final annual compensation is the sum of final annualized base salary plus the product of such base salary multiplied by the guideline target incentive (bonus) percentage, all as applicable just prior to the corporate change or at the time of termination of employment, whichever is more favorable to Mr. Keiser. The terms of the Oryx Executive Severance Plan further provide that if any payments made or benefits provided to the officer upon or after a corporate change, whether or not made or provided under the Oryx Executive Severance Plan, causes the officer to be subject to an excise tax because the payments are parachute payments (as defined in the code), then the officer is entitled to an excise tax premium in a sufficient amount to make the officer whole with respect to any additional tax that would not have been payable except due to the payments constituting "parachute payments." Mr. Keiser is also entitled to supplemental benefits such as the continuation of health and life insurance, the cost of which will not be significant in relation to the aggregate payments and to the reimbursement of all legal fees and expense relating to determining validity of or enforcing the Oryx Executive Severance Plan.

     The payments under the Oryx Executive Severance Plan to Mr. Keiser will be approximately $2,846,000.


CHANGE OF CONTROL ARRANGEMENTS

     With respect to Messrs. Corbett, McDaniel, Linehan, Horner and Crouch, the Company has agreed to provide certain benefits in the event of a "change of control" of the Company. A Change of Control means (a) a change in any two-year period in a majority of the members of the Board of Directors of the Company as defined in the agreement, (b) any person becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's outstanding Common Stock, (c) the approval by the Company's stockholders of (i) the merger or consolidation of the Company with any other corporation, or (ii) the sale of all or substantially all of the assets of the Company or (d) when a majority of the members of the Board of Directors in office immediately prior to a proposed transaction were determined by written resolution that such proposed transaction, if taken, will be deemed a Change of Control and such proposed transaction is affected.

     The recent merger between Kerr-McGee and Oryx Energy Company constituted a "change of control" under these agreements. Therefore, if, within two years of February 26, 1999, any of these officer's employment is terminated by Kerr-McGee for any reason other than "cause," as defined, or by the officer for "good reason," such officer will be entitled to receive a maximum lump sum cash payment equal to three times the officer's annual base salary. If the payment made to the officer causes the officer to be subject to an excise tax because the payment is a "parachute payment" (as defined in the Internal Revenue Code), then the payment shall be reduced to the extent necessary so that no portion thereof is subject to the excise tax, but only if such reduction increases the net after-tax benefit received by the officer. In addition, upon such termination, the officer will be entitled to receive amounts that such officer would otherwise have been entitled to receive under Kerr-McGee's Supplemental Executive Retirement Plan (SERP) described more fully in the "Retirement Plans."

     In the event of such person's termination of employment within the two-year period for one of the reasons described above, currently the payments under the Kerr-McGee Change of Control Agreements to Kerr-McGee's five most highly compensated executive officers will be approximately $ 2,175,000 for Luke R. Corbett, $ 1,020,000 for Tom J. McDaniel, $ 975,000 for John C. Linehan, $ 855,000 for Russell G. Horner, Jr., and $ 900,000 for Kenneth W. Crouch.

     The Company also has made provision under its Benefits Restoration Plan for the crediting of additional years of age and service to certain executive officers, including those named in the Summary Compensation Table, whose employment is terminated under the circumstances described above following a change of control of the Company.


                        REPORT ON EXECUTIVE COMPENSATION

     During 1998, the Executive Compensation Committee (the "Committee") was comprised of three independent nonemployee directors, John J. Murphy, Chair, Martin C. Jischke and Paul M. Anderson, and is responsible for administering compensation programs that make it possible for the Company to attract and retain employees with the skills and attitudes necessary to provide the Company with a fully competitive and capable management. Mr. Anderson resigned from the Board effective November 30, 1998.

     The Committee reviews the salaries and incentive pay awards as recommended by the Chief Executive Officer (the "CEO") for the officers of the Company. It recommends to the full Board such changes as it may deem appropriate. The Committee recommends but does not fix the compensation of the CEO, which is determined by all of the independent nonemployee directors. Set forth below is the report on the Company's executive compensation policies for 1998 and how they affected the Company's CEO and the Company's other officers (including the four other highest paid officers).

     The Company seeks to provide fully competitive levels of total compensation for its key executives through a mix of base salaries, annual incentive pay, long term incentives and other benefits. The Committee believes that incentive or "at risk" compensation is a key ingredient in motivating executive performance to maximize stockholder value and align executive performance with company objectives. Total compensation is targeted to be competitive at the median level of a peer group of comparable energy and chemical companies, which includes companies constituting the S&P Domestic Integrated Oil Index referred to in the Performance Graph on page 20, as well as other comparable energy and chemical companies selected with the assistance of an independent consulting firm to be representative of the Company's size and business activities (the "Comparison Group"). Since the Company has a substantial amount of its business outside the United States, its compensation policies must also be internationally competitive and flexible. This both attracts and retains high quality management, and facilitates global management.


BASE SALARIES

     In determining base salaries for executive officers, the Committee annually reviews current competitive market compensation data of the Comparison Group prepared by an independent consulting firm. Base salaries are typically targeted at the median of the salary level Comparison Group. The Committee's policy is to set executive officers' base salaries at or near the median of base salaries of the Comparison Group to enable the Company to be competitive and to attract and retain key executives. When salary increases are made, the Committee also takes into consideration the individual's performance based on the CEO's evaluation of the executive officer's performance, the Board's evaluation of the CEO's performance and all executive officers' current and prior job-related experience and tenure. No specific weight is assigned to any individual factor in determining salary increases.


ANNUAL INCENTIVE COMPENSATION

     The Company's Annual Incentive Compensation Plan (the "AICP") provides an opportunity for officers to earn supplemental incentive compensation each year if the Company's financial targets are met or exceeded. The Committee believes that setting threshold and competitive target returns is the appropriate approach to annual incentive pay.

     Under the AICP, an award target is established by the Committee for each executive officer which in 1998 ranged from 35% of base salary up to 65% of base salary. The executive officer's individual target is based on the officer's level of responsibility and Comparison Group competitive data which the Committee targets at the 50 percentile when determining an executive officer's award. An executive officer may receive up to 200% of the officer's award target if company performance objectives are exceeded. The amount of an officer's final award may be reduced or eliminated by the Committee based on the officer's individual performance.

     During 1998, the Company was successful in accomplishing several strategic and growth goals although the Company's financial results were negatively impacted by severely depressed oil prices. Highlighted by the Company's Chemical operations exceeding income goals and recording a strong profit in its pigment business, the Company also successfully divested its coal operations, acquired Bayer's European Titanium Dioxide assets, acquired Gulf Canada's North Sea assets, sold its ammonium perchlorate business, developed strategic alliances with British Petroleum and Canadian Occidental, and increased its oil and gas prospect inventory. Based on these significant accomplishments, the Committee approved discretionary incentive awards for officers. The awards of the CEO and the next four-highest paid officers are shown in the Summary Compensation Table.

     The CEO and the next four highest-paid officers have elected to defer 100% of their incentive award for 1998 into company stock through the Deferred Compensation Plan.


LONG TERM INCENTIVES

     The Company's stockholders have approved the use of Company stock in the form of stock options and restricted stock awards to provide long-term incentives for the Company's key executives. No restricted stock awards were granted in 1998. The Committee believes that the use of stock options provides a direct relationship between the executives' compensation and the stockholders' interests and is an important key employee retention tool that rewards long-term management performance measured by corporate results.

     Stock ownership guidelines have been established for the Company's executive officers. The stock ownership goals are based on the value of the Company's stock and are expressed in a multiple of the officer's base salary. The Committee believes that stock ownership by the Company's executive officers is important and promotes commitment to the long term success of Kerr-McGee. The Committee periodically reviews the guidelines and the officer's stock ownership.

     The aggregate value of stock options granted to each executive officer, including the CEO, is based on a percentage of the individual's salary. The percentage is set annually by the Committee after considering surveys and reports by an independent consulting firm as to competitive awards made within the Comparison Group, as well as the individual's level of responsibility and a subjective performance evaluation. In determining the number of options to be granted an executive officer, the Committee targets the 50 percentile of competitive data. In making 1998 awards, the Committee also considered the amount and terms of prior awards. The number of stock options granted in 1998 to Mr. Corbett and the four other highest paid officers is set forth in the Option Grants Table.

     The Company's Long Term Incentive Plan was approved by stockholders in 1998 and the Committee expects that all income that may be received through the exercising of stock options granted in 1998 to executive officers will qualify as performance-based compensation as defined under Section 162(m).


COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The CEO's compensation is determined in accordance with the policies described above. In establishing Mr. Corbett's compensation, the Committee considers competitive compensation of CEOs of comparable energy and chemical companies within the Comparison Group as compiled by an independent consulting firm. Mr. Corbett's annual base salary was increased in February 1998 to $660,000.

     In determining Mr. Corbett's incentive compensation, the Committee considered several substantial accomplishments in 1998 - no specific weight was assigned to any individual accomplishment. During the six year period ended December 31, 1998, Kerr-McGee operated within its cash flow which was $3.1 billion, with capital expenditures of $2.6 billion and dividend payments of $500 million. Proceeds from divestitures of $900 million were offset by acquisitions of $500 million, company stock purchases of $300 million and a reduction in net debt of $100 million.

     Under Mr. Corbett's leadership the Company was successful in accomplishing strategic and growth goals including successfully divesting its coal and ammonium perchlorate businesses, acquiring Bayer's European titanium dioxide assets, acquiring Gulf Canada's North Sea assets, and developing strategic alliances with British Petroleum and Canadian Occidental. During 1998, the Company increased its oil and gas prospect inventory including inauguration of the Janice A facility in the North Sea and adding the first production platform in Ewing Bank 910 in the Gulf of Mexico. The Company's chemical operations recorded a strong profit for 1998 and announced a significant expansion of the titanium dioxide facility in Hamilton, Mississippi. Mr. Corbett's 1998 discretionary incentive award is shown in the Summary Compensation Table.

     The Committee believes that executive compensation for 1998 appropriately reflects its policy to align such compensation with overall business strategy, values and management initiatives and to ensure that the Company's goals and performance are consistent with the interests of it's stockholders.


FEDERAL INCOME TAX DEDUCTIBILITY

     Code Section 162(m) generally limits the corporate deduction on compensation paid to the Chief Executive Officer and the next four-highest paid officers to $1 million each during any fiscal year unless such compensation meets certain performance based requirements. At the stockholders meeting in May, 1998, the Company's Annual Incentive Compensation Plan was approved by stockholders so that "performance based" compensation generated through this plan would be considered exempt from the deduction limit. For 1998, no executive officer of the Company received compensation, including the discretionary incentive award, in excess of $1 million.


Submitted by:

EXECUTIVE COMPENSATION COMMITTEE
John J. Murphy, Chairman
Martin C. Jischke

OTHER INDEPENDENT NONEMPLOYEE DIRECTORS
William C. Morris
Leroy C. Richie
Richard M. Rompala
Matthew R. Simmons
Farah M. Walters


                                PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total return to stockholders on the Company's Common Stock against the cumulative total return of the S&P 500 Index and the S&P Domestic Integrated Oil Index for the five year period 1994 through 1998.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                             KERR-MCGEE CORPORATION
               S&P 500 INDEX AND S&P DOMESTIC INTEGRATED OIL INDEX

                                    [GRAPH]

                              1993      1994      1995      1996      1997      1998
                              ----      ----      ----      ----      ----      ----
Assumes $100 invested on
  December 31, 1993
    KMG                       100       111       154       179       162       102
    S&P Domestic Integrated
      Oil Index               100       111       153       187       249       320
    S&P 500                   100       110       126       157       187       153


Year-end Index

Total return includes the reinvestment of dividends.

Year-end data supplied by Bloomberg.


                              STOCKHOLDER PROPOSALS

     Stockholder proposals for the 2000 Annual Meeting must be received at the principal executive offices of the Company no later than November 20, 1999 to be considered for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting in 2000. For any other proposal that a shareholder wishes to have considered at the Annual Meeting in 2000, the Company must have received written notice of such proposal during the period beginning February 11, 2000 and ending March 2, 2000. Proposals which are not received by the dates specified will be considered untimely. In addition, proposals must comply with the ByLaws and the rules and regulations of the Securities and Exchange Commission.

                             EXPENSE OF SOLICITATION

     The cost of this proxy solicitation will be borne by the Company. To assist in the proxy solicitation, the Company has engaged Georgeson & Co. for a fee of $13,500 plus out-of-pocket expenses. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail, internet or telephonic communications or meetings with stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation.


                              OWNERSHIP OF STOCK OF
                                   THE COMPANY

     To the best of the Company's knowledge, no person beneficially owned more than 5% of any class of the Company's outstanding voting securities at the close of business on March 15, 1999, except The Capital Group Companies, Inc., 333 South Hope Street, Los Angeles, California 90071 which holds 7,180,000 shares of the Company's common stock representing 8.59% of the outstanding shares.


                                  SECTION 16(a)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and stockholders owning more than 10% are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on the information furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1998, all applicable Section 16(a) filing requirements were complied with except that Leroy C. Richie made a late filing of a Form 3 to report one transaction.


                                  OTHER MATTERS

     The Company does not know of any matters to be presented at the meeting other than those set out in the notice preceding this Proxy Statement. If any other matters should properly come before the meeting, it is intended that the persons named on the enclosed proxy will vote said proxy therein at their discretion.



     Russell G. Horner, Jr.
     Secretary


[KERR-MCGEE LOGO]

                             KERR-McGEE CORPORATION
                                      PROXY
                                KERR-MCGEE CENTER
                                 P. O. BOX 25861
                          OKLAHOMA CITY, OKLAHOMA 73125



                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                             YOUR VOTE IS IMPORTANT!
YOU CAN VOTGE IN ONE OF THREE WAYS:
1.  INTERNET.
2.  PHONE.
3.  MAIL.
                                VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
1.     Read the accompanying Proxy Statement.
2. Visit our Internet Voting site at http://www.umb.com/proxy and follow the instructions on the screen.
Please note that all votes cast by internet must be submitted prior to 5:00 p.m. Central Time, May 10, 1999.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

        IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

                                VOTE BY TELEPHONE
Your Telephone vote is quick, easy and immediate.  Just follow these easy steps:
1.     Read the accompanying Proxy Statement.
2. Using a Touch-Tone Telephone, call Toll Free 800-758-6973 and follow the instructions.
3. When instructed, enter the Control Number, which is printed on the lower right hand corner of your proxy card.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

       If you vote by telephone, please do not return your proxy by mail.

                                  VOTE BY MAIL
To vote by mail, complete, sign and date the proxy card below. Detach the card and return it in the envelope provided herein.
IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE, DETACH PROXY CARD AND RETURN.
--------------------------------------------------------------------------------
                             KERR-MCGEE CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 1999
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Luke R. Corbett, Tom J. McDaniel and Russell G. Horner, Jr., and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Kerr-McGee Corporation held of record by the undersigned on March 15, 1999, at the Annual Meeting of Stockholders to be held on May 11, 1999, or any adjournment thereof (1) as hereinafter specified on the matters as more particularly described in the Company's Proxy Statement and (2) in their discretion on any such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ITEMS 1 AND 2

1.  ELECTION OF DIRECTORS
         (01) Tom J. McDaniel, (02) John J. Murphy, (03) Matthew R. Simmons, and
         (04) Ian L. White-Thomson

           [ ] FOR    [ ] WITHHOLD   [ ] WITHHOLD for the following only:

(NAMES): ______________________________________________________________________

2. Ratify the appointment of Arthur Andersen LLP as the Company's independent public acountant.

           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting. If no direction is given, this Proxy will be voted FOR Items 1 and 2.


The enclosed 1999 proxy material for Kerr-McGee Corporation has been mailed to you because you were a Kerr-McGee Corporation Stockholder on March 15, 1999, the record date for the 1999 Annual Meeting.

It is important that you vote, sign and return this Proxy as soon as possible. By signing and promptly returning the Proxy, you will save your Company additional mailing and solicitation costs. Please turn to the reverse side, complete the Proxy, execute and mail today in the self-addressed, postage paid envelope.

                                            Thank you.


--------------------------------------------------------------------------------

The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting. If no direction is given, this Proxy will be voted FOR Items 1 and 2.

               Dated________________________________________, 1999

               Signature__________________________________________

               Signature, if held jointly_______________________________



                                            Please  sign  exactly  as  the  name
                                            appears in the address. When signing
                                            as        attorney,        executor,
                                            administrator,  trustee or guardian,
                                            please   give  full   title.   If  a
                                            corporation,  please  sign  the full
                                            name  of  the   corporation  by  the
                                            president   or   other    authorized
                                            officer.  If a  partnership,  please
                                            sign the name of the  partnership by
                                            an authorized person.

                                 March 19, 1999



         To:     Participants In The Kerr-McGee Corporation
                 SAVINGS INVESTMENT PLAN and/or the
                 EMPLOYEE STOCK OWNERSHIP PLAN Dated September 12, 1989:

         As a participant in the Kerr-McGee Corporation Savings Investment Plan ("SIP") and/or the Kerr-McGee Corporation Employee Stock Ownership Plan dated September 12, 1989 ("ESOP"), you owned shares of Common Stock of the Company on March 15, 1999, the record date for stockholders entitled to vote at the annual stockholders' meeting to be held on May 11, 1999. This stock is held in trust by Putnam Fiduciary Trust Company as Trustee for the SIP and State Street Bank and Trust Company, as Trustee for the ESOP.

         Each plan provides that the shares of Common Stock of the Company which have been allocated to your account will be voted by the Trustees in accordance with your written instructions. Both the SIP and ESOP provide that shares allocated to participants for which no Voting Instructions are received shall be voted by the Trustees in the same proportion as those allocated shares for which instructions are received. The ESOP also provides that shares which have not yet been allocated (approximately 1 million shares) shall also be voted by the Trustees in the same proportion as those allocated shares for which instructions are received.

         Your vote is important! You are urged to complete and mail your Voting Instructions promptly. If the Trustees do not receive Voting
         Instructions from you, the shares in both plans for which no instructions are received and the unallocated shares in the ESOP will be voted in the same proportion as the total shares for which instructions are received by the Trustees.

         Enclosed for your information and use are the following:

         1. Notice of the Annual Meeting and Proxy Statement. (Since your shares will be voted through the Trustees, the enclosed Voting Instructions replace the Proxy referred to in the Proxy Statement.)

         2. Voting Instructions to the Trustee for each plan for your use in directing the Trustees to vote your shares.

         3. A postage-paid, self-addressed envelope for your use in returning your Voting Instructions to UMB BANK N.A. which will tabulate the Voting Instructions for each Trustee.

                                               Very truly yours,

                                               KERR-McGEE CORPORATION
                                               BENEFITS COMMITTEE

                                              By:__________________________
                                                   John C. Linehan, Chairman

                    VOTING INSTRUCTIONS TO THE TRUSTEES

                       FOR ANNUAL STOCKHOLDERS' MEETING OF
                             KERR-MCGEE CORPORATION
                           TO BE HELD ON MAY 11, 1999

  Putnam Fiduciary Trust                    State Street Bank and Trust
    Company, Trustee                          Company, Trustee
  Kerr-McGee Corporation                    Kerr-McGee Corporation
  Savings Investment Plan                   Employee Stock Ownership Plan
  859 Willard Street                        P. O. Box 1994
  Quincy, Massachusetts 02269-9110          Boston, Massachusetts 02101

I hereby direct that all my shares of Kerr-McGee Corporation Common Stock, the voting of which I am entitled to direct pursuant to the Kerr-McGee Corporation Savings Investment Plan ("SIP") and the Kerr-McGee Corporation Employee Stock Ownership Plan ("ESOP"), be voted by Putnam Fiduciary Trust Company (as Trustee of the SIP) and State Street Bank and Trust Company (as Trustee of the ESOP) at the Annual Meeting Of Stockholders on May 11, 1999, as follows:


         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ITEMS 1 and 2


                                   SIP                       ESOP

1.   ELECTION OF DIRECTORS:  _____ FOR                 _____ FOR
     Tom J. McDaniel,        _____ WITHHOLD            _____ WITHHOLD
     John J. Murphy,         _____ WITHHOLD for        _____ WITHHOLD for
     Matthew R. Simmons and        the following             the following
     Ian L. White-Thomson          only, write name(s)       only, write name(s)

                             ------------------------  ------------------------
                             ------------------------  ------------------------


2.   Ratify the appointment of Arthur      _____ FOR       _____ FOR
     Andersen LLP as the Company's         _____ AGAINST   _____ AGAINST
     independent public accountant.        _____ ABSTAIN   _____ ABSTAIN


The Trustees are authorized to grant the Proxies authority to vote in their discretion upon such other business as may properly come before the meeting.

Because the SIP and ESOP are separate plans, you are entitled to vote separately the shares of Kerr-McGee Corporation Common Stock you hold in each Plan.

Please sign below. The Trustee will vote your shares as you direct. If you sign below, but do not give any instructions or give partial instructions with respect to either the SIP or the ESOP, the Trustee for the Plan will vote FOR Items 1 and 2. Please sign exactly as your name appears in the address.

If you do not return voting instructions to the Trustees, the shares for which no instructions are received will be voted in the same proportion by each Trustee as the total shares for which instructions are received by such Trustee.


------------------------       ----------------------         --------------
Signature of Participant       Social Security Number         Date



The enclosed 1999 proxy material for Kerr-McGee Corporation has been mailed to you because you held stock through the Kerr-McGee Corporation Savings Investment Plan and/or Kerr-McGee Corporation Employee Stock Ownership Plan on March 15, 1999, the record date for the 1999 Annual Meeting.

It is important that you vote, sign and return the Voting Instructions as soon as possible. By signing and promptly returning the Voting Instructions, you will save your Company additional mailing and solicitation costs. Please turn to the reverse side, complete the Voting Instructions, execute and mail today in the self-addressed, postage paid envelope.


                                                                 Thank You.

                                 March 19, 1999




     To: Participants In The Oryx Energy Company
             Capital Accumulation Plan

     As a participant in the Oryx Energy Company Capital Accumulation Plan ("CAP") and as a result of the recent merger between Kerr-McGee Corporation and Oryx Energy Company, you owned shares of Kerr-McGee Corporation Common Stock on March 15, 1999, the record date for stockholders entitled to vote at the Kerr-McGee Corporation Annual Stockholders' Meeting to be held on May 11, 1999.

     The CAP provides that the shares of Kerr-McGee Corporation Common Stock which have been allocated to your account will be voted by the Trustee in accordance with your written instructions. The CAP provides that shares allocated to participants for which no Voting Instructions are received shall be voted by the Trustee in the same proportion as those allocated shares for which Voting Instructions are received. Unallocated shares of Common Stock in Fund L (LESOP) of CAP will be voted in the same proportion as the allocated shares.

     Your vote is important! You are urged to complete and mail your Voting Instructions promptly.

     Enclosed for your information and use are the following:

     1. Notice of the Annual Meeting and Proxy Statement. (Since your shares will be voted through a Trustee, the enclosed Voting Instructions replace the Proxy referred to in the Proxy Statement.)

     2. Voting Instructions to the Trustee for the CAP for your use in directing the Trustee to vote your shares.

     3. A postage-paid, self-addressed envelope for your use in returning your Voting Instructions to UMB BANK N.A. which will tabulate the Voting Instructions for the Trustee.

                                                       Very truly yours,

                                                       KERR-McGEE CORPORATION
                                                       BENEFITS COMMITTEE

                       VOTING INSTRUCTIONS TO THE TRUSTEE

                       FOR ANNUAL STOCKHOLDERS' MEETING OF
                             KERR-MCGEE CORPORATION
                           TO BE HELD ON MAY 11, 1999


The Bank of New York, Trustee
Oryx Energy Company
Capital Accumulation Plan
One Wall Street
New York, New York  10286


I hereby direct that all my shares of Kerr-McGee Corporation Common Stock, the voting of which I am entitled to direct pursuant to the Oryx Energy Capital Accumulation Plan ("CAP") be voted by the Bank of New York (as Trustee of the
CAP) at the Annual Meeting Of Stockholders on May 11, 1999, as follows:


         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ITEMS 1 and 2



1.   ELECTION OF DIRECTORS:  _____ FOR                 _____ FOR
     Tom J. McDaniel,        _____ WITHHOLD            _____ WITHHOLD
     John J. Murphy,         _____ WITHHOLD for        _____ WITHHOLD for
     Matthew R. Simmons and        the following             the following
     Ian L. White-Thomson          only, write name(s)       only, write name(s)

                             ------------------------  ------------------------
                             ------------------------  ------------------------

2.   Ratify the appointment of Arthur       _____ FOR      _____ FOR
     Andersen LLP as the Company's          _____ AGAINST  _____ AGAINST
     independent public accountant.         _____ ABSTAIN  _____ ABSTAIN


The Trustee is authorized to grant the Proxies authority to vote in their discretion upon such other business as may properly come before the meeting.

Please sign below. The Trustee will vote your shares as you direct. If you sign below, but do not give any instructions or give partial instructions, the Trustee for the CAP will vote FOR Items 1 and 2. Please sign exactly as your name appears in the address.

If you do not return Voting Instructions to the Trustee, the shares for which no instructions are received will be voted in the same proportion by the Trustee as the total shares for which instructions are received by the Trustee.


--------------------------   -----------------------        ---------------
Signature of Participant     Social Security Number         Date


The enclosed 1999 proxy material for Kerr-McGee Corporation has been mailed to you because you held stock through the Oryx Energy Company Capital Accumulation Plan on March 15, 1999, the record date for the 1999 Annual Meeting.

It is important that you vote, sign and return the Voting Instructions as soon as possible. By signing and promptly returning the Voting Instructions, you will save your Company additional mailing and solicitation costs. Please turn to the reverse side, complete the Voting Instructions, execute and mail today in the self-addressed, postage paid envelope.